                                                                   EXHIBIT 10.17


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SHAREHOLDERS AGREEMENT, DATED AS OF DECEMBER 11, 1997, BY AND AMONG THE COMPANY AND CERTAIN INVESTORS IDENTIFIED THEREIN, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER. A COPY OF THIS AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF THE COMPANY AND IS AVAILABLE UPON REQUEST.



                          WARRANT TO PURCHASE SHARES OF
                         COMMON STOCK OF BIZWATCH, INC.


                                                               December 11, 1997


       This certifies that Infoseek Corporation (the "HOLDER") is the holder of a warrant (the "WARRANT") entitling the Holder, on the exercise thereof, subject to the terms set forth below, to purchase from BizWatch, Inc. (the "COMPANY"), an aggregate of 10,775 fully paid and nonassessable shares (as may be adjusted pursuant to Section 3 below, the "WARRANT SHARES" and, together with this Warrant, the "SECURITIES") of the Company's common stock, $.001 par value per share (the "COMMON STOCK"), subject to adjustment as set forth below, at a price per share (the "WARRANT EXERCISE PRICE") of $.001, at any time or from time to time following the date hereof in accordance with, and subject to, the vesting schedule set forth in Section 1 below, but not later than 5:00 P.M. New York time on December 11, 2007 (the "WARRANT EXPIRATION DATE"), upon surrender to the Company (or to such other entity or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in, signed and guaranteed and upon payment in cash, certified check or official bank check, payable to the order of BizWatch, Inc. in the amount of the Warrant Exercise Price multiplied by the number of shares of Common Stock to be acquired pursuant to such exercise (the "AGGREGATE WARRANT PRICE"). The Warrant Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in
Section 3 of this Warrant. This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein, shall terminate and become null and void at 5:00 P.M. New York time on the Warrant Expiration Date. This Warrant is the Infoseek Warrant referred to in that certain Asset Acquisition Agreement, dated the date hereof, by and between the Company and the Holder (the "ASSET ACQUISITION AGREEMENT"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Asset Acquisition Agreement.

       This Warrant is subject to the following terms and conditions:

              1. Exercise; Issuance of Certificates; Payment for Shares. The Warrant represented hereby is exercisable at the option of the Holder at any time or from time to time following the Closing Date in accordance with, and subject to, the vesting schedule set forth below, until 5:00 P.M. New York time on the Warrant Expiration Date for all or a portion of the shares of Common Stock which may be purchased hereunder and with respect to which this Warrant is then vested and exercisable. The Company agrees that the shares of Common Stock purchased on the exercise of the Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares of Common Stock, subject to compliance with all provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Securities Exchange Act of 1934, as amended, and state securities and Blue Sky laws. Subject to the provisions of Section 2, certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been exercised. Each Common Stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder, subject to the provisions of Section 4 hereof. If, upon exercise of the Warrant, fewer than all of the shares of Common Stock evidenced by this Warrant are purchased prior to the Warrant Expiration Date, one or more new warrants substantially in the form of, and on the terms set forth in, this Warrant will be issued for the remaining number of shares of Common Stock not purchased upon exercise of the Warrant.

              1.1 Vesting Schedule. This Warrant shall become vested and exercisable with respect to the Warrant Shares based upon the achievement by the Company of certain performance goals as follows:

              (a) On October 31, 1998, if at least 80% but less than 100% of each of the revenue and operating income components of the First Target (as defined below) is achieved by the Company, this Warrant will become exercisable with respect to 15% of the Warrant Shares.

              (b) On October 31, 1998, if 100% of each of the revenue and operating income components of the First Target is achieved by the. Company, this Warrant will become exercisable with respect to 25% (including as part of the 25%, the 15% referred to in clause (i) above) of the Warrant Shares.

              (c) On March 31, 1999, if at least 80% but less than 100% of each of the revenue and operating income components of the Second Target (as defined below) is achieved by the Company as of March 31, 1999, this Warrant will become exercisable with respect to 25% of the Warrant Shares not yet vested. For purposes hereof, 80% of the operating income component of the Second Target shall be equal to a cumulative operating income (loss) of ($1,359,000).

              (d) On March 31, 1999, if 100% of each of the revenue and operating income components of the Second Target is achieved by the Company as of March 31, 1999, this Warrant will become exercisable with respect to 50% (including as part of the 50%, the 25% referred to in clause (iii) above) of the Warrant Shares not yet vested.

              (e) On December 31, 1999, if at least 80% but less than 100% of each of the revenue and operating income components of the Third Target (as defined below) is achieved by the Company as of December 31, 1999, this Warrant will become exercisable with respect to 50% of the Warrant Shares not yet vested.

              (f) On December 31, 1999, if 100% of each of the revenue and operating income components of the Third Target is achieved by the Company as of December 31, 1999, this Warrant will become exercisable with respect to 100% of the Warrant Shares not yet vested.

              For purposes of this Agreement: "FIRST TARGET" means cumulative revenues of $4.3 million prior to September 30, 1998 and operating income for the month ended October 31, 1998 shall be greater than or equal to zero; "SECOND TARGET" means cumulative revenues and cumulative operating income (loss) of $12,510,000 and ($1,087,000), respectively, by March 31, 1999; the "THIRD
TARGET" means cumulative revenues and cumulative operating income of $24,925,000 and $656,000, respectively, by December 31, 1999; and "CUMULATIVE REVENUES" and "CUMULATIVE OPERATING INCOME (LOSS)" shall be calculated based on revenues and operations of the Company commencing on January 1, 1998 and ending on the applicable measurement date.

              1.2 Automatic Vesting. Notwithstanding anything in Section 1.1 to the contrary, this Warrant shall become fully exercisable upon the occurrence of either of the following events:

              (a) Any or all of the QIP Investors (as defined in that certain Shareholders Agreement, dated the date hereof (the "SHAREHOLDERS AGREEMENT"), to which the Holder is a party) sell a portion of the QIP Shares (as defined below) for an amount per share equal to or greater than the result of (A) the QIP Investors' aggregate cumulative investment (as defined below) to the date of such sale plus a 30% per annum compounded rate of return (the "IRR AMOUNT") divided by (B) 32,500 shares of Common Stock issued pursuant to the Securities Purchase Agreement (as defined in the Shareholders Agreement), as adjusted from time to time to reflect any stock split, consolidation or dividend

      (the "QIP SHARES"); provided, however, that the fair market value (as defined below) per share of the QIP Investors' remaining shares of Common Stock is at least the result of (C) three (3) times the QIP Investors' aggregate cumulative investment to the date of such sale (the "TRIPLE AMOUNT") divided by (D) the QIP Shares. In the case of a sale of all the QIP Shares, to the extent then still held by the QIP Investors, or an Exchange Transaction (as defined in Section 3.4(b) below), this Warrant shall not become exercisable unless such QIP Shares were sold, on a per share basis, for the greater of the IRR Amount or the Triple Amount, each as calculated on a per share basis. For purposes hereof, "AGGREGATE CUMULATIVE INVESTMENT" shall mean (1) the purchase price for the QIP Shares plus (2) the aggregate amount of any guarantees actually delivered by the QIP Investors prior to the applicable date, plus (3) any further amounts invested by the QIP Investors in the Company prior to the applicable date. For purposes hereof, "FAIR MARKET VALUE" used in connection with the value of shares of Common Stock shall mean, with respect to each share, the fair market value thereof (x) as determined in good faith by the Board of Directors of the Company (the "Board") with at least one QIP Director (as defined in the Shareholders Agreement) concurring in such determination, or (y) if no such concurrence can be obtained within 30 days of submission of such matter to the Board, as previously determined within six months prior to the applicable date, or
      (z) if no such determination was made, then, determined as of the applicable date within 75 days of the applicable date, in each case by an independent appraiser or investment banking firm selected by the Board; in determining fair market value, the appraiser or firm shall be instructed not to apply any discount for lack of marketability or on account of the minority status of the shares; or

            (b) For a period of thirty (30) consecutive days following an IPO (as defined in the Shareholders Agreement), the Company maintains a total market capitalization of at least 400% of the aggregate cumulative investment (as defined in clause (a) above) in the Company made by the QIP Investors as of the completion of the IPO.

            1.3 Cashless Exercise. In lieu of payment of the Aggregate Warrant Price, the Holder may exercise this Warrant with respect to the Warrant Shares that are then vested and exercisable, in whole or in part, by presentation and surrender of this Warrant to the Company, together with a Cashless Exercise Form attached hereto (or a reasonable facsimile thereof) duly executed (a "CASHLESS EXERCISE"). Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any portion of the Aggregate Warrant Price. In the event of a Cashless Exercise, the Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Warrant Exercise Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1.3, the then current market price per share of Common Stock at any date shall be deemed to be the average for the five consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or if not then publicly traded, the fair market price of the Common Stock as determined by the Board.

            2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof, subject to the provisions of Section 4 hereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the shares of Common Stock may be listed.

            3. Adjustment of Warrant Exercise Price; Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in Section 3.1. Upon each adjustment of the Warrant Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

            3.1 Subdivision or Combination of Common Stock and Common Stock Dividend. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased. In case the Company shall at any time declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such dividend shall be proportionately reduced.

            3.2 Notice of Adjustment. Upon any adjustment of the Warrant Exercise Price, any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant or following consummation of a Exchange Transaction, the Company shall give written notice thereof to the Holder. The notice shall be signed by the Company's chief executive or chief financial officer and shall state the Warrant Exercise Price resulting from such adjustment, the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, and any change pursuant to Section 3.4, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            3.3   Other Notices. If at any time:

            (a)   the Company shall declare any cash dividend upon its Common
      Stock;

            (b) the Company shall declare any dividend upon its Common Stock payable in Common Stock (other than a dividend payable solely in shares of Common Stock) or make any special dividend or other distribution to the holders of its Common Stock;

            (c) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

            (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give the Holder, pursuant to the provisions of Section 8 hereof, (i) at least ten (10) calendar days' prior written notice of the date on which the books of the Company shall close or a record date shall have occurred for such dividend or distribution or for determining rights to vote in respect of any such consolidation, merger, sale, dissolution, liquidation or winding-up, and (ii) in the case of any such consolidation, merger, sale, dissolution, liquidation or winding-up, at least ten (10) calendar days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with clause (ii) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Notwithstanding anything contained herein to the contrary, if the Holder does not exercise this Warrant prior to a record date or the occurrence of an event described above, as applicable, except as provided in Sections 3.1 and 3.4, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Common Stock in such event.


             3.4    Changes in Common Stock.

             (a) Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or an Exchange Transaction, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, Exchange Transaction or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, Exchange Transaction or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Warrant Exercise Price then in effect and which represent Warrant Shares that (i) are vested and exercisable as of the date immediately preceding such reorganization, reclassification, Exchange Transaction or sale or (ii) which would fully vest (i.e., with respect to 100% of the Warrant Shares) in accordance with Section 1.2 above if the consideration to be received in such a transaction meets the threshold for automatic vesting as set forth in Section 1.2 above. The Company will not effect any such Exchange Transaction or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such Exchange Transaction or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any Exchange Transaction or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such Exchange Transaction or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer, in each case with respect to Warrant Shares that are vested and exercisable as of the date immediately preceding such reorganization, reclassification, Exchange Transaction or sale or which, immediately after giving effect to such a transaction, would be vested pursuant to Section 1.2 above. For purposes hereof the term "AFFILIATE" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person. This Warrant shall terminate with respect to any Warrant Shares that are not vested or deemed vested pursuant to this Section 3.4 as of the date of any reorganization, reclassification, Exchange Transaction or sale referred to above effective simultaneously with such a transaction.

             (b) For purposes hereof, the term "EXCHANGE TRANSACTION" means a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company), liquidation of the Company or any other similar transaction or event so designated by the Board, in its sole discretion, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock.

             4. Registration Rights. The Warrant Shares are entitled to the benefit of certain registration rights pursuant to the Shareholders Agreement.

             5. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

             6. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No cash dividends shall be payable or accrued in respect of this Warrant or the shares of Common Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of the Holder for the Warrant Exercise Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

             7. Restrictions on Transferability of Securities; Compliance With Securities Act.

             7.1 Restrictions on Transferability. None of the Securities may be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act. Without limiting the foregoing, no sale, transfer, assignment or hypothecation will be permitted if, as a result of such transaction, the offer of the Securities could, in the opinion of counsel to the Company, result in a violation of the Securities Act. In addition, the Securities shall not be transferable except upon the conditions specified in the Shareholders Agreement. The Holder hereby agrees that the Holder shall only transfer the Securities in accordance with, and shall require as a condition of such transfer that the transferee agree to be bound by and subject to, the terms and conditions of this Warrant (in the case of a transfer of this Warrant) and the Shareholders Agreement.

             7.2 Restrictive Legend. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any Common Stock split, Common Stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

             THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN SHAREHOLDERS AGREEMENT, DATED AS OF DECEMBER 11, 1997, BY AND AMONG THE COMPANY AND CERTAIN INVESTORS IDENTIFIED THEREIN, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER. A COPY OF THIS AGREEMENT HAS BEEN FILED WITH THE SECRETARY OF THE COMPANY AND IS AVAILABLE UPON REQUEST.

             7.3 Ownership. The Company and any agent of the Company may treat the person in whose name this Warrant is registered on the register kept at the offices of the Company as the owner and holder thereof for all purposes, except that, if and when this Warrant is properly assigned in blank, the Company and any agent of the Company may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant. This Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

      8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be personally delivered, sent by certified or registered mail, postage prepaid, sent by overnight courier for next-day delivery, or sent by telecopier, if to the Holder at its address or telecopy number as shown on the books of the Company, or if to the Company at its principal office at 1199 North Fairfax Street, Suite 800, Alexandria, Virginia 22314, and any notice, request or other document shall be deemed to have been given upon receipt if personally delivered, on the fifth day after being mailed if mailed, on the first business day after being sent by overnight courier if sent by overnight courier, and when sent with confirmation received if telecopied. The Company shall notify the Holder in writing of any change of address of the Company within a reasonable time following such change of address.

      10. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. Except to the extent that the Delaware General Corporation Law applies to matters related to internal governance of the Company and the rights of the holders of its securities, this Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Virginia.

      11. Lost Warrant or Common Stock Certificates. The Company agrees that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any Common Stock certificate deliverable upon the exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of this Warrant or such Common Stock certificate, the Company at its expense will make and deliver a new Warrant or Common Stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or Common Stock certificate.

      12. Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of this Warrant.





             [The remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, this Warrant has been executed as of the date first above written.


                                       BIZWATCH, INC.



                                       By:  /s/ DAVID C. HOPPMANN
                                          ------------------------------
                                          Name: David C. Hoppmann
                                          Title: President







Agreed to and accepted by:

INFOSEEK CORPORATION


By:  /s/ LESLIE E. WRIGHT
    --------------------------------
     Name:   Leslie E. Wright
     Title: VP FIN & CFO
                Vice President Finance & CFO

                                 BIZWATCH, INC.
                              FORM OF SUBSCRIPTION

BizWatch, Inc.
1199 North Fairfax Street
Suite 800
Alexandria, Virginia 22314

      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ______________ shares of Common Stock provided for therein, and requests that certificates for such shares of Common Stock be issued in the name of:


----------------------------------------------------------------------------

(Please print name, address, and social security number/tax identification number:)


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and, if said number of shares of Common Stock shall not be all the shares of
Common Stock purchasable thereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of the undersigned Holder or his or her Assignee as below indicated and delivered to the address stated below.

Dated: ____________


Name of Holder
or Assignee:


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                    (Please print)


Address:
        --------------------------------------------------------------------




Signature:
          ------------------------------------------------------------------




          NOTE: The above signature must correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

                                 BIZWATCH, INC.
                             CASHLESS EXERCISE FORM
           (To be executed upon exercise of Warrant pursuant to Section 1.3)


       The undersigned hereby irrevocably elects to surrender __________ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 1.3 of such Warrant.

        Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares in the name of:



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(Please print name, address, and social security number/tax identification number:)



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and, if said number of shares of Common Stock shall not be all the shares of
Common Stock purchasable thereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of the undersigned Holder or his or her Assignee as below indicated and delivered to the address stated below.

Dated: ____________




Name of Holder
or Assignee:

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                                 (Please print)

Address:
        -----------------------------------------------------------------------






Signature:
          ---------------------------------------------------------------------




                 NOTE: The above signature must correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

                                 BIZWATCH, INC.
                               FORM OF ASSIGNMENT
                (To be executed only upon assignment of Warrant)


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


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         (Name and address of Assignee must be printed or typewritten)

the within Warrant, hereby irrevocably constituting and appointing


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attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.


Dated:
      --------------  -------------------------------------------------------
                         Signature of Registered Holder



         NOTE: The signature of this Assignment must correspond with the name exactly as it appears upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever. The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or a member of the National Association of Securities Dealers, Inc.